Exhibit 10.6

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

MASSACHUSETTS INSTITUTE OF TECHNOLOGY

and

INNOGENE PHARMACEUTICALS, INC.

PATENT LICENSE AGREEMENT

(EXCLUSIVE)

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

TABLE OF CONTENTS

WITNESSETH		1

1	DEFINITIONS	2

2	GRANT	4

3	DILIGENCE	5

4	ROYALTIES	6

5	REPORTS AND RECORDS	8

6	PATENT PROSECUTION	10

7	INFRINGEMENT	10

8	PRODUCT LIABILITY	10

9	EXPORT CONTROLS	12

10	NON-USE OF NAMES	12

11	ASSIGNMENT	12

12	DISPUTE RESOLUTION	13

13	TERMINATION	14

14	PAYMENTS, NOTICES AND OTHER COMMUNICATIONS	15

15	MISCELLANEOUS PROVISIONS	15

APPENDIX A		17

APPENDIX B		18

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

MASSACHUSETTS INSTITUTE OF TECHNOLOGY

and

INNOGENE PHARMACEUTICALS, INC.

PATENT LICENSE AGREEMENT

This Agreement is made and entered into this 11th day of December, 1996 (the “EFFECTIVE DATE”) by and between the MASSACHUSETTS INSTITUTE OF TECHNOLOGY, a corporation duly organized and existing under the laws of the Commonwealth of Massachusetts and having its principal office at 77 Massachusetts Avenue, Cambridge, Massachusetts 02139, U.S.A. (hereinafter referred to as “M.I.T.”), and Innogene Pharmaceuticals, Inc. a corporation duly organized under the laws of Delaware and having its principal office at 41 Fresh Pond Lane, Cambridge, MA 02138 (hereinafter referred to as “LICENSEE”).

WITNESSETH

WHEREAS, M.I.T. is the owner of certain PATENT RIGHTS (as later defined herein) relating to [***].

WHEREAS M.I.T. is the co-owner with Albert Einstein College of Medicine (“AECOM”) of the PATENT RIGHTS of [***];

WHEREAS, M.I.T. and AECOM desire to have the PATENT RIGHTS developed and commercialized to benefit the public and is willing to grant a license thereunder,

WHEREAS, LICENSEE has represented to M.I.T., to induce M.I.T. to enter into this Agreement, that LICENSEE is experienced in the development, production, manufacture, marketing and sale of products similar to the LICENSED PRODUCT(s) (as later defined herein) and/or the use of the LICENSED PROCESS(es) (as later defined herein) and that it shall commit itself to a thorough, vigorous and diligent program of exploiting the PATENT RIGHTS so that public utilization shall result therefrom; and

WHEREAS, LICENSEE desires to obtain a license under the PATENT RIGHTS upon the terms and conditions hereinafter set forth.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

1 - DEFINITIONS

For the purposes of this Agreement, the following words and phrases shall have the following meanings:

1.1 “LICENSEE” shall include a related company of Innogene Pharmaceuticals, Inc. the voting stock of which is directly or indirectly at least Fifty Percent (50%) owned or controlled by Innogene Pharmaceuticals, Inc. an organization which directly or indirectly controls more than Fifty Percent (50%) of the voting stock of Innogene Pharmaceuticals, Inc. and an organization, the majority ownership of which is directly or indirectly common to the ownership of Innogene Pharmaceuticals, Inc.

1.2 “PATENT RIGHTS” shall mean all of the following M.I.T. intellectual property:

a.	the United States patents listed in Appendix A;

b.	the United States patent applications listed in Appendix A, and divisionals, continuations and claims of continuation-in-part applications which shall be directed to subject matter specifically described in such patent applications, and the resulting patents;

c.	any patents resulting from reissues or reexaminations of the United States patents described in a. and b. above;

d.	the Foreign patents listed in Appendix A;

e.	the Foreign patent applications listed in Appendix A, and divisionals, continuations and claims of continuation-in-part applications which shall be directed to subject matter specifically described in such Foreign patent applications, and the resulting patents;

f.	Foreign patent applications filed after the EFFECTIVE DATE and divisionals, continuations and claims of continuation-in-part applications which shall be directed to subject matter specifically described in such patent applications, and the resulting patents; and

g.	any Foreign patents, resulting from equivalent Foreign procedures to United States reissues and reexaminations, of the Foreign patents described in d., e. and f. above.

h.	any U.S. and foreign patent applications and the resulting patents and any reissues and reexaminations which may be filed on the technology of any of the M.I.T. Cases in Appendix A, as the technology existed on the Effective Date.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.3 A “LICENSED PRODUCT” shall mean any product or part thereof which:

a.	is covered in whole or in part by an issued, unexpired claim or a pending claim contained in the PATENT RIGHTS in the country in which any such product or part thereof is made, used or sold; or

b.	is manufactured by using a process or is employed to practice a process which is covered in whole or in part by an issued, unexpired claim or a pending claim contained in the PATENT RIGHTS in the country in which any LICENSED PROCESS is used or in which such product or part thereof is used or sold.

If a claim has been abandoned or judged invalid or unenforceable by a court of competent jurisdiction, or an administrative agency, from which no appeal can be or is taken in any country, then any product or process falling only under that claim shall not be considered to be a LICENSED PRODUCT or LICENSED PROCESS in that country for the purposes of this Agreement.

1.4 A “LICENSED PROCESS” shall mean any process which is covered in whole or in part by an issued, unexpired claim or a pending claim contained in the PATENT RIGHTS.

1.5 “NET SALES” shall mean LICENSEE’S billings for LICENSED PRODUCTS and LICENSED- PROCESSES less the sum of the following:

a.	discounts allowed in amounts customary in the trade for quantity purchases, cash payments, prompt payments, wholesalers and distributors;

b.	sales, tariff duties and/or use taxes directly imposed and with reference to particular sales;

c.	outbound transportation prepaid or allowed; and

d.	amounts allowed or credited on returns.

No deductions shall be made for commissions paid to individuals whether they be with independent sales agencies or regularly employed by LICENSEE and on its payroll, or for cost of collections. NET SALES shall occur when a LICENSED PRODUCT or LICENSED

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

PROCESS shall be invoiced. If a LICENSED PRODUCT or LICENSED PROCESS shall be distributed or invoiced for a discounted price substantially lower than customary in the trade or distributed at no cost to affiliates or otherwise, NET SALES shall be based on the customary amount billed for such LICENSED PRODUCTS or LICENSED PROCESSES.

1.6 “TERRITORY” shall mean [***].

1.7 “FIELD OF USE” shall mean all.

1.8 “TANGIBLE PROPERTY” shall mean the biological materials listed in Appendix B and any derivatives or progeny thereof.

2 - GRANT

2.1 M.I.T. hereby grants to LICENSEE the right and license in the TERRITORY for the FIELD OF USE to practice under the PATENT RIGHTS and, to the extent not prohibited by other patents, to make, have made, use, lease, sell and import LICENSED PRODUCTS and to practice the LICENSED PROCESSES, until the expiration of the last to expire of the PATENT RIGHTS, unless this Agreement shall be sooner terminated according to the terms hereof.

2.2 LICENSEE agrees that LICENSED PRODUCTS leased or sold in the United States shall be manufactured substantially in the United States.

2.3 In order to establish a period of exclusivity for LICENSEE, M.I.T. hereby agrees that it shall not grant any other license to make, have made, use, lease, sell and import LICENSED PRODUCTS or to utilize LICENSED PROCESSES subject to the royalty-free, nonexclusive license rights of the United States Government per FAR 52.227-11, in the TERRITORY for the FIELD OF USE.

2.4 M.I.T. reserves the right to practice under the PATENT RIGHTS for noncommercial research purposes. AECOM reserves the right to practice under the PATENT RIGHTS of M.I.T. Case No. 7410 for noncommercial research purposes.

2.5 M.I.T. hereby grants to LICENSEE, during the term of this Agreement, an exclusive, royalty-free commercial license to use, reproduce, modify, make derivatives of, and transfer the TANGIBLE PROPERTY in conjunction with the LICENSED PRODUCTS and LICENSED PROCESSES or as otherwise necessary or useful for the exercise of the PATENT RIGHTS licensed hereunder. LICENSEE shall have the right to sublicense the TANGIBLE

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

PROPERTY within LICENSEE’S reasonable discretion in order to exercise the PATENT RIGHTS granted under this Agreement. M.I.T. reserves the right to use, reproduce, modify, and make derivatives of the TANGIBLE PROPERTY for non-commercial research purposes. M.I.T. shall make reasonable efforts to transfer to LICENSEE functional samples of the TANGIBLE PROPERTY in their original form as listed in Appendix B, but shall have no obligation to replace such samples, and makes no warranty of their fitness for use.

2.6 M.I.T. reserves the right to distribute the TANGIBLE PROPERTY for research purposes only, to third parties including commercial entities.

2.7 M.I.T. also grants to LICENSEE a nonexclusive, non-royalty-bearing license to non-tangible know-how associated with the technology of any of the Cases of Appendix A, and further agrees that this know-how may be transferred by LICENSEE to third parties.

2.8 LICENSEE shall have the right to enter into sublicensing agreements for the rights, privileges and licenses granted hereunder. Upon any termination of this Agreement, sublicensees’ rights shall be subject to Paragraph 13.6 hereof.

2.9 LICENSEE agrees to incorporate terms and conditions substantively similar to Articles 2, 5.1, 7.1, 7.2, 7.3, 7.5, 7.6, 8, 9, 10, 12 and 15 of this Agreement into its sublicense agreements, that are sufficient to enable LICENSEE to comply with this Agreement.

2.10 LICENSEE agrees to forward to M.I.T. a copy of any and all sublicense agreements promptly upon execution by the parties.

2.11 LICENSEE shall not receive from sublicensees anything of value in lieu of cash payments in consideration for any sublicense under this Agreement, without the express prior written permission of M.I.T.

2.12 Nothing in this Agreement shall be construed to confer any rights upon LICENSEE by implication, estoppel or otherwise as to any technology or PATENT RIGHTS of M.I.T., or any other entity other than the PATENT RIGHTS and TANGIBLE PROPERTY.

3 - DILIGENCE

3.1 LICENSEE shall use diligent efforts to bring LICENSED PRODUCTS to market through a thorough, vigorous program for exploitation of the PATENT RIGHTS and to continue active, diligent development and marketing efforts for LICENSED PRODUCTS throughout the life of this Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

3.2 LICENSEE shall raise a cumulative total of investment capital of at least:

a.	[***]; and

b.	[***]; and

c.	[***].

3.3 [***]

a.	[***];

b.	[***];

c.	[***]; and

d.	[***].

3.4 LICENSEE’S failure to perform in accordance with either Paragraph 3.1 or 3.2 above shall be grounds for M.I.T. to terminate this Agreement pursuant to Paragraph 13.3 hereof, provided, however, if LICENSEE has expended at least [***], and is otherwise in compliance with the terms and conditions of this Agreement, the license under this Agreement will become nonexclusive, without the right to sublicense, except by approval of M.I.T., such approval not to be unreasonably withheld.

4 - ROYALTIES

4.1 For the rights, privileges and license granted hereunder, LICENSEE shall pay royalties to M.I.T. in the manner hereinafter provided to the end of the term of the PATENT RIGHTS or until this Agreement shall be terminated:

a.	License Issue Fee of [***], which said License Issue Fee shall be deemed earned and due in three parts:

(i)	[***] due upon the signing of the Agreement; and

(ii)	[***] due upon the raising of Two Million Dollars ($2,000,000) in investment capital by LICENSEE.

(iii)	[***] upon the filing by LICENSEE of a New Drug Application for the first LICENSED PRODUCT.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

b.	License Maintenance Fees of [***] per year payable on January 1, 1999 and on January 1 of each year thereafter, provided, however, License Maintenance Fees may be credited to Running Royalties subsequently due on NET SALES for each said year, if any. License Maintenance Fees paid in excess of Running Royalties shall not be creditable to Running Royalties for future years.

c.	Running Royalties in an amount equal to [***] of NET SALES of the LICENSED PRODUCTS and LICENSED PROCESSES used, leased or sold by and/or for LICENSEE.

d.	The following proportion of payments, including, but not limited to, sublicense issue fees and royalties, received from sublicensees in consideration for the LICENSED PRODUCTS and LICENSED PROCESSES, but excluding payments made for research funding:

(i)	[***]; or

(ii)	[***].

Provided, however, that in no case shall the payments for each sublicense in any given year be less than [***] of the net sales of the sublicensee in that year, determined on the same basis on which such net sales are reported to LICENSEE for purposes of determining royalties payable to LICENSEE under its sublicense.

Net sales shall be determined on substantially the same terms as “NET SALES” are defined herein, with only such changes as M.I.T. may approve, which approval shall not be unreasonably withheld.

4.2 If LICENSEE must pay royalties to a third party for patents necessary to the reduction or sale LICENSED PRODUCTS or LICENSED PROCESSES, LICENSEE may credit [***] of the royalties paid to the third party against the Running Royalties otherwise due under P. 4.1 (c) above, provided that in no event shall the amount paid to M.I.T. for that LICENSED PRODUCT or LICENSED PROCESS be less than [***] of the NET SALES of that LICENSED PRODUCT or LICENSED PROCESS.

4.3 No royalties shall be due on any LICENSED PRODUCT or LICENSED PROCESS which falls only under a pending patent which has not issued five years following its

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

priority date. If a patent subsequently issues, royalties on the LICENSED PRODUCT or LICENSED PROCESS shall resume from the issue date of such patent. If a patent subsequently issues, royalties on the LICENSED PRODUCT or LICENSED PROCESS shall resume from the issue date of such patent.

4.4 If LICENSEE sells a LICENSED PRODUCT or LICENSED PROCESS which delivers several active genes (totaling “B”), the delivery of only “A” of which fall under the PATENT RIGHTS, then the NET SALES for the purposes of the Running Royalties of P.4.1(c) and 4.1(d) above shall be [***].

4.5 All payments due hereunder shall be paid in full, without deduction of taxes or other fees which may be imposed by any government, except as otherwise provided in Paragraph 1.5(b).

4.6 If LICENSEE is prevented from [***], then LICENSEE shall not be required to pay to M.I.T. [***].

4.7 No multiple royalties shall be payable because any LICENSED PRODUCT, its manufacture, use, lease or sale are or shall be covered by more than one PATENT RIGHTS patent application or PATENT RIGHTS patent licensed under this Agreement.

4.8 Royalty payments shall be paid in United States dollars in Cambridge, Massachusetts, or at such other place as M.I.T. may reasonably designate consistent with the laws and regulations controlling in any foreign country. If any currency conversion shall be required in connection with the payment of royalties hereunder, such conversion shall be made by using the exchange rate prevailing at the Chase Manhattan Bank (N.A.) on the last business day of the calendar quarterly reporting period to which such royalty payments relate.

5 - REPORTS AND RECORDS

5.1 LICENSEE shall keep full, true and accurate books of account containing all particulars that may be necessary for the purpose of showing the amounts payable to M.I.T. hereunder. Said books of account shall be kept at LICENSEE’S principal place of business or the principal place of business of the appropriate division of LICENSEE to which this Agreement relates. Said books and the supporting data shall be open at all reasonable times[***] for five (5) years following the end of the calendar year to which they pertain, to the inspection

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

of a M.I.T. agent, who shall be an accounting firm of national standing, for the purpose of verifying LICENSEE’S royalty statement or compliance in other respects with this Agreement. Should such inspection lead to the discovery of a greater than [***] discrepancy in reporting to M.I.T.’s detriment, LICENSEE agrees to pay the full cost of such inspection.

5.2 LICENSEE shall deliver to M.I.T. true and accurate reports, giving such particulars of the business conducted by LICENSEE and its sublicensees under this Agreement as shall be pertinent to diligence under Article 3 and royalty accounting hereunder:

a.	before the first commercial sale of a LICENSED PRODUCT or LICENSED PROCESS, annually, on January 31 of each year; and

b.	after the first commercial sale of a LICENSED PRODUCT or LICENSED PROCESS, quarterly, within sixty (60) days after March 31, June 30, September 30 and December 31, of each year.

These reports shall include at least the following:

a.	[***];

b.	[***];

c.	[***];

d.	[***];

e.	[***];

f.	[***]; and

g.	[***].

5.3 With each such report submitted, LICENSEE shall pay to M.I.T. the royalties due and payable under this Agreement. If no royalties shall be due, LICENSEE shall so report.

5.4 On or before the ninetieth (90th) day following the close of LICENSEE’S fiscal year, LICENSEE shall provide M.I.T. with LICENSEE’S certified financial statements for the preceding fiscal year including, at a minimum, a balance sheet and an income statement.

5.5 The amounts due under Articles 4 and 6 shall, if overdue, bear interest until payment at a per annum rate [***]. The payment of such interest shall not foreclose M.I.T. from exercising any other rights it may have as a consequence of the lateness of any payment.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

6 - PATENT PROSECUTION

6.1 Upon the Effective Date, LICENSEE shall assume responsibility for the filing, prosecution and maintenance of the PATENT RIGHTS in the U.S. and in foreign countries elected by LICENSEE, using a patent attorney of LICENSEE’S choice. Such prosecution shall be in M.I.T.’s name. LICENSEE shall not abandon any substantive claim or fail to make a payment with respect to any of the PATENT RIGHTS filed by M.I.T. prior to the Effective Date in the U.S., Canada, the countries of the European Patent Office, or Japan unless LICENSEE has notified M.I.T. in sufficient time for M.I.T. to assume such prosecution or make payment at its own expense. M.I.T. shall be copied on all correspondence with government patent offices relating to prosecution and maintenance of the PATENT RIGHTS, M.I.T. shall have reasonable opportunities to advise LICENSEE and shall cooperate with LICENSEE in such filing, prosecution and maintenance.

6.2 Payment of all fees and costs relating to the filing, prosecution and maintenance of the PATENT RIGHTS shall be the responsibility of [***].

7 - INFRINGEMENT

7.1 LICENSEE and M.I.T. shall each inform the other promptly in writing of any alleged infringement of the PATENT RIGHTS by any third party that comes to the notifying party’s attention and of any available evidence thereof of which the notifying party is aware.

7.2 [***]

7.3 [***]

7.4 [***]

7.5 [***]

7.6 [***]

7.7 [***]

8 - PRODUCT LIABILITY

8.1 LICENSEE shall at all times during the term of this Agreement and thereafter, indemnify, defend and hold M.I.T, AECOM, their trustees, directors, officers, employees and affiliates, harmless against all claims, proceedings, demands and liabilities of any kind

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

whatsoever, including legal expenses and reasonable attorneys’ fees, arising out of the death of or injury to any person or persons or out of any damage to property, resulting from the production, manufacture, sale, use, lease, consumption or advertisement of the LICENSED PRODUCT(s) and/or LICENSED PROCESS(es) and/or TANGIBLE PROPERTY or arising from any obligation of LICENSEE hereunder.

8.2 LICENSEE shall obtain and carry in full force and effect commercial, general liability insurance, including product liability and errors and omissions insurance, which shall protect LICENSEE, M.I.T. and AECOM with respect to events covered by Paragraph 8.1 above. Such insurance shall be written by a reputable insurance company authorized to do business in the Commonwealth of Massachusetts, shall list M.I.T. as an additional named insured thereunder, shall be endorsed to include product liability coverage and shall require thirty (30) days written notice to be given to M.I.T. prior to any cancellation or material change thereof. The limits of such insurance shall not be less than [***]. LICENSEE shall provide M.I.T. with Certificates of Insurance evidencing the same.

8.3 EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, M.I.T., ALBERT EINSTEIN COLLEGE OF MEDICINE (AECOM), THEIR TRUSTEES, DIRECTORS, OFFICERS, EMPLOYEES, AND AFFILIATES MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY OF PATENT RIGHTS CLAIMS, ISSUED OR PENDING, AND THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE. NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED AS A REPRESENTATION MADE OR WARRANTY GIVEN BY M.I.T. OR AECOM THAT THE PRACTICE BY LICENSEE OF THE LICENSE GRANTED HEREUNDER SHALL NOT INFRINGE THE PATENT RIGHTS OF ANY THIRD PARTY. IN NO EVENT SHALL M.I.T. OR AECOM, THEIR TRUSTEES, DIRECTORS, OFFICERS, EMPLOYEES AND AFFILIATES BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND, INCLUDING ECONOMIC DAMAGE OR INJURY TO PROPERTY AND LOST PROFITS, REGARDLESS OF WHETHER M.I.T. OR AECOM SHALL BE ADVISED, SHALL HAVE OTHER REASON TO KNOW, OR IN FACT SHALL KNOW OF THE POSSIBILITY OF THE FOREGOING.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

9 - EXPORT CONTROLS

LICENSEE acknowledges that it is subject to United States laws and regulations controlling the export of technical data, computer software, laboratory prototypes and other commodities (including the Arms Export Control Act, as amended and the United States Department of Commerce Export Administration Regulations). The transfer of such items may require a license from the cognizant agency of the United States Government and/or written assurances by LICENSEE that LICENSEE shall not export data or commodities to certain foreign countries without prior approval of such agency. M.I.T. neither represents that a license shall not be required nor that, if required, it shall be issued.

10 - NON-USE OF NAMES

LICENSEE shall not use the names or trademarks of the Massachusetts Institute of Technology or Lincoln Laboratory, nor Albert Einstein College of Medicine (AECOM), nor any adaptation thereof, nor the names of any of their employees, in any advertising, promotional or sales literature without prior written consent obtained from M.I.T., AECOM, or said employee, in each case, except that LICENSEE may state that it is licensed by M.I.T. under one or more of the patents and/or applications comprising the PATENT RIGHTS.

11 - ASSIGNMENT

This Agreement is not assignable except to successors of substantially all of LICENSEE’S business related to the subject matter of this Agreement, by merger or other operation of law, and in the case a merger in which the stockholders of LICENSEE will own less than 50% of the outstanding voting power of the resulting corporation, with the consent of M.I.T., such consent not to be unreasonably withheld.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

12 - DISPUTE RESOLUTION

12.1 Except for the right of either party to apply to a court of competent jurisdiction for a temporary restraining order, a preliminary injunction, or other equitable relief to preserve the status quo or prevent irreparable harm, any and all claims, disputes or controversies arising under, out of, or in connection with the Agreement, including any dispute relating to patent validity or infringement, which the parties shall be unable to resolve within [***] shall be mediated in good faith. The party raising such dispute shall promptly advise the other party of such claim, dispute or controversy in a writing which describes in reasonable detail the nature of such dispute. By not later than [***] after the recipient has received such notice of dispute, each party shall have selected for itself a representative who shall have the authority to bind such party, and shall additionally have advised the other party in writing of the name and title of such representative. By not later than [***] after the date of such notice of dispute, the party against whom the dispute shall be raised shall select a mediation firm in the Boston area and such representatives shall schedule a date with such firm for a mediation hearing. The parties shall enter into good faith mediation and shall share the costs equally. If the representatives of the parties have not been able to resolve the dispute within [***] after such mediation hearing, then any and all claims, disputes or controversies arising under, out of, or in connection with this Agreement, including any dispute relating to patent validity or infringement, shall be resolved by final and binding arbitration in Boston, Massachusetts under the rules of the American Arbitration Association, or the Patent Arbitration Rules if applicable, then obtaining. The arbitrators shall have no power to add to, subtract from or modify any of the terms or conditions of this Agreement, nor to award punitive damages. Any award rendered in such arbitration may be enforced by either party in either the courts of the Commonwealth of Massachusetts or in the United States District Court for the District of Massachusetts, to whose jurisdiction for such purposes M.I.T. and LICENSEE each hereby irrevocably consents and submits.

12.2 Notwithstanding the foregoing, nothing in this Article shall be construed to waive any rights or timely performance of any obligations existing under this Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

13 - TERMINATION

13.1 If LICENSEE shall cease to carry on its business, this Agreement shall terminate upon notice by M.I.T.

13.2 Should LICENSEE fail to make any payment whatsoever due and payable to M.I.T. hereunder, M.I.T. shall have the right to terminate this Agreement effective on thirty (30) days’ notice, unless LICENSEE shall make all such payments to M.I.T. within said thirty (30) day period. Upon the expiration of the thirty (30) day period, if LICENSEE shall not have made all such payments to M.I.T., the rights, privileges and license granted hereunder shall automatically terminate.

13.3 Upon any material breach or default of this Agreement by LICENSEE (including, but not limited to, breach or default under Paragraph 3.3), other than those occurrences set out in Paragraphs 13.1 and 13.2 hereinabove, which shall always take precedence in that order over any material breach or default referred to in this Paragraph 13.3, M.I.T. shall have the right to terminate this Agreement and the rights, privileges and license granted hereunder effective on ninety (90) days’ notice to LICENSEE. Such termination shall become automatically effective unless LICENSEE shall have cured any such material breach or default prior to the expiration of the ninety (90) day period.

13.4 LICENSEE shall have the right to terminate this Agreement at any time on six (6) months’ notice to M.I.T., and upon payment of all amounts due M.I.T. through the effective date of the termination.

13.5 Upon termination of this Agreement for any reason, nothing herein shall be construed to release either party from any obligation that matured prior to the effective date of such termination; and Articles 1, 8, 9, 10, 12, 13.5, 13.6, and 15 shall survive any such termination. LICENSEE and any sublicensee thereof may, however, after the effective date of such termination sell all LICENSED PRODUCTS, and complete LICENSED PRODUCTS in the process of manufacture at the time of such termination and sell the same, provided that LICENSEE shall make the payments to M.I.T. as required by Article 4 of this Agreement and shall submit the reports required by Article 5 hereof.

13.6 Upon termination of this Agreement for any reason, any sublicensee not then in default shall remain in force and effect in accordance with its terms, with M.I.T. taking the place of LICENSEE, but not subject to any performance obligations of LICENSEE.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

14 - PAYMENTS, NOTICES AND OTHER COMMUNICATIONS

Any payments, notice or other communication pursuant to this Agreement shall be sufficiently made or given on the date of mailing if sent to such parry by certified first class mail, return receipt requested, postage prepaid, addressed to it at its address below or as it shall designate by written notice given to the other party:

In the case of M.I.T.:

Director

Technology Licensing Office

Massachusetts Institute of Technology

77 Massachusetts Avenue, NE25-230

Cambridge, Massachusetts 02139

In the case of LICENSEE:

Innogene Pharmaceuticals, Inc.

41 Fresh Pond Lane

Cambridge, MA 02138

15 - MISCELLANEOUS PROVISIONS

15.1 All disputes arising out of or related to this Agreement, or the performance, enforcement, breach or termination hereof, and any remedies relating thereto, shall be construed, governed, interpreted and applied in accordance with the laws of the Commonwealth of Massachusetts, U.S.A., except that questions affecting the construction and effect of any patent shall be determined by the law of the country in which the patent shall have been granted.

15.2 The parties hereto acknowledge that this Agreement sets forth the entire Agreement and understanding of the parties hereto as to the subject matter hereof, and shall not be subject to any change or modification except by the execution of a written instrument signed by the parties.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

15.3 The provisions of this Agreement are severable, and in the event that any provisions of this Agreement shall be determined to be invalid or unenforceable under any controlling body of the law, such invalidity or unenforceability shall not in any way affect the validity or enforceability of the remaining provisions hereof.

15.4 LICENSEE agrees to mark the LICENSED PRODUCTS sold in the United States with all applicable United States patent numbers. All LICENSED PRODUCTS shipped to or sold in other countries shall be marked in such a manner as to conform with the patent laws and practice of the country of manufacture or sale.

15.5 The failure of either party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition by the other party.

IN WITNESS WHEREOF, the parties have duly executed this Agreement the day and year set forth below.

MASSACHUSETTS INSTITUTE OF TECHNOLOGY		INNOGENE PHARMACEUTICALS, INC.

By	/s/ Lita Nelsen	By	/s/ Irving M. London

Name	Lita L. Nelsen, Director	Name	Irving M. London

Title	Technology Licensing Office	Title	President

Date	Dec 18, 1996	Date	Dec 18, 1996

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

APPENDIX A

PATENT RIGHTS on the EFFECTIVE DATE

UNITED STATES PATENT RIGHTS

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

APPENDIX B

DESIGNATED FOREIGN COUNTRIES

Foreign countries in which PATENT RIGHTS shall be filed, prosecuted and maintained accordance with Article 6:

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

FIRST AMENDMENT

This First Amendment, effective as of the date set forth above the signatures of the parties below, is between the Massachusetts Institute of Technology (“M.I.T.”), a Massachusetts corporation having its principal office at 77 Massachusetts Avenue, Cambridge, Massachusetts, 02139 and Genetix Pharmaceuticals, Inc. (“COMPANY”), a Delaware corporation, with a principal place of business at 840 Memorial Drive, Cambridge, Massachusetts 02139.

WHEREAS, COMPANY and M.I.T. wish to modify the provisions of the Exclusive Patent License Agreement dated December 18, 1996 as amended, (“LICENSE AGREEMENT”).

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, the parties hereby agree to modify the LICENSE AGREEMENT as follows:

1.	The following text shall be added to the end of Appendix A:

[***]

2.	Section 4.1.b shall be changed such that [***] shall be deleted and replaced with [***].

3.	A Case Addition Fee for MIT Case 10104 [***] shall be due February 1, 2004.

The remaining terms and conditions of the LICENSE AGREEMENT remain intact.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed under seal by their duly authorized representatives.

The Effective Date of this First Amendment is December 12, 2003.

MASSACHUSETTS INSTITUTE OF TECHNOLOGY		GENETIX PHARMACEUTICALS, INC.

By:	/s/ Lita Nelsen	By:	/s/ Ronald Dorazio MD

Name:	Lita L. Nelsen, Director	Name:	Ronald Dorazio, MD

Title:	Technology Licensing Office	Title:	Vice President

Date:	12/22/03	Date:	Dec. 17, 2003

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SECOND AMENDMENT

WHEREAS the Massachusetts Institute of Technology (“MIT”) and Genetix Pharmaceuticals Inc. of Cambridge, Massachusetts (“Genetix” or “Company,” formerly Innogene Pharmaceuticals, Inc.) are parties to the Patent License Agreement (“License Agreement”) entered into on December 18, 1996; and

WHEREAS Genetix currently lacks sufficient cash funds to substantially advance the development of its lead product candidate LentiGlobin™ which incorporates technology subject to the License Agreement or to make further payments under the License Agreement which could become due; and

WHEREAS Genetix has entered into a subsequent letter agreement (“Letter Agreement”) with MIT dated April 9, 2004 and providing for conditional retraction of MIT’s earlier Letter of Termination upon a financing of Genetix and certain payments by Genetix to MIT, as well as a further agreement (“First Amendment”) dated December 12, 2003 amending the License Agreement to incorporate certain new technology and payments by Genetix; and

WHEREAS Genetix’ lead product in development, LentiGlobin™, incorporates multiple technologies requiring licenses from multiple parties each bearing royalty, license fee, and sublicensing terms which are substantial and in the case of sublicensing terms are prohibitive in and of themselves, and Genetix now anticipates requirement for an additional license from at least one further party; and

WHEREAS [***]; and

WHEREAS Genetix has not entered into any sublicense under the License Agreement nor has it initiated negotiation of such a sublicense; and

WHEREAS Genetix desires to realize the equity investment so that it may continue operations and advance LentiGlobin™ into human clinical trials, and Genetix has therefore proposed to MIT to amend Section 4.1.d of the License Agreement to eliminate the requirement for certain payments to made pursuant to future sublicenses, for the satisfaction of new investors; and

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

WHEREAS MIT stands to benefit financially from receipt by Genetix of the investment, through the intended further development and potential commercialization of LentiGlobin™ under the License Agreement as amended below;

Now, therefore, MIT and Genetix agree as follows (the “Second Amendment”):

1. The first sentence of Section 4.1.d of the License Agreement shall be amended and replaced with the following:

“The following proportion of payments received from sublicensees in consideration for the LICENSED PRODUCTS and LICENSED PROCESSES:

i.	[***]; or

ii.	[***].”

The remainder of the same Section, beginning “Provided, however…” shall remain as previously agreed and written.

2. The License Agreement, the Letter Agreement, the First Amendment, and this Second Amendment reflect the entire Agreement between MIT and Genetix. This Agreement may only be modified in writing signed by a duly authorized representative of MIT and a duly authorized representative of Genetix.

MASSACHUSETTS INSTITUTE OF TECHNOLOGY		GENETIX PHARMACEUTICALS, INC.

/s/ Lita Nelsen		/s/ Walter C. Ogier

Lita Nelsen, Director, Technology Licensing Office		Walter C. Ogier, President and CEO

Dated:	May 6, 04	Dated:	May 6, 2004

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

THIRD AMENDMENT

This Amendment is to the license agreement dated December 11, 1996 between Massachusetts Institute of Technology and Bluebird Bio Inc. (formerly Innogene Pharmaceuticals, Inc., formerly Genetix Pharmaceuticals Inc.), hereinafter referred to as “LICENSEE”, as subsequently amended by the First Amendment dated December 12, 2003 and the Second Amendment dated May 6, 2004.

The parties hereby further agree as follows:

1.	The annual License Maintenance Fee payments of Paragraph 4.1(b) shall be changed to [***] per year.

2.	Paragraph 4.1(c) shall be replaced with the following:

Running Royalties in an amount equal to [***] of NET SALES of LICENSED PRODUCTS and LICENSED PROCESSES used, leased and/or sold by LICENSEE or its SUBLICENSEES:

3.	Paragraph 4.1 (d), as amended in the Second Amendment, shall be replaced with the following:

(i) If only the PATENT RIGHTS are sublicensed: [***]; excluding however:

((a))	[***]; and

((b))	[***]; and

((c))	[***].

(ii) If the sublicense revenue is paid for a package including the PATENT RIGHTS and products developed by LICENSEE and/or substantial technology and/or intellectual property developed by LICENSEE: [***]; excluding, however:

((a))	[***]; and

((b))	[***]; and

((c))	[***]; and

((d))	[***].

4.	Section 4.2 shall be deleted and replaced in its entirety by:

4.2	If LICENSEE (or its SUBLICENSEE) must pay royalties to a third party for patents necessary to the production or sale of LICENSED PRODUCTS or

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

LICENSED PROCESSES, LICENSEE may credit [***] of the royalties paid to the third party against the Running Royalties otherwise due under P.4.1 (c) above, provided that in no event shall the amount paid to M.I.T. for that LICENSED PRODUCT or LICENSED PROCESS be less than [***] of NET SALES.

This Amendment with the effective date of June 1, 2011 is hereby agreed to by:

MASSACHUSETTS INSTITUTE OF TECHNOLOGY		BLUEBIRD BIO, INC.

By:	/s/ Lita Nelsen	By:	/s/ Nick Leschly

Name:	Lita L. Nelsen, Director	Name:	Nick Leschly

Title:	Technology Licensing Office	Title:	CEO